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                                                                      EXHIBIT 10


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement of the Vista Capital Advantage Variable Annuity on Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company, of our report dated April 15, 2005, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004. We also consent to the use of our report dated October 26, 2005, relating to the financial statements of FS Variable Annuity Account Two at August 31, 2005, and for each of the two years in the period ended August 31, 2005, in such Registration Statement. We also consent to the incorporation by reference of our report dated May 27, 2005, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2004, in such Registration Statement. We also consent to the use of our report dated October 17, 2005, relating to the statutory financial statements of American Home Assurance Company as of and for the year ended December 31, 2004, in such Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
Los Angeles, California
October 28, 2005